                                                                    Exhibit 99.1

                               Markel Corporation
                        Letter of Transmittal and Consent
                                 Pursuant to the
           Exchange Offers In Respect of the Following Series Of Notes
                                    Issued by
                              Markel Corporation's
         Indirect Wholly-Owned Subsidiary, Markel International Limited,
                formerly Terra Nova Insurance (U.K.) Holdings plc
                        And Solicitation of Consents for
                      Amendment of the Related Indentures

--------------------------------------------------------------------------------
        7.2% Terra Nova Notes                         7.0% Terra Nova Notes
       Due August 15, 2007 for                         Due May 15, 2008 For
          7.2% Markel Notes                             7.0% Markel Notes
         due August 15, 2007                             due May 15, 2008
--------------------------------------------------------------------------------

                         Pursuant to the Prospectus And
              Consent Solicitation Statement dated April ____, 2002

--------------------------------------------------------------------------------
The Consent Payment Deadline for each Exchange Offer (that is, the time by which holders must tender the applicable series of notes of Terra Nova Insurance (UK) Holdings plc ("Terra Nova") in order to be eligible to receive the Consent Payment) will be 5:00 p.m., New York City time, on May ____, 2002 (the "Consent Payment Deadline"), unless extended. Consents may be revoked at any time prior to the Consent Payment Deadline.

Each Exchange Offer will expire at 5:00 p.m., New York City time, on May ___, 2002, unless extended. Tenders may be withdrawn at anytime prior to the Consent Payment Deadline. Tenders made after the Consent Payment Deadline may not be withdrawn.

--------------------------------------------------------------------------------

                         Deliver to the Exchange Agent:

                               JPMorgan Chase Bank


--------------------------------------------------------------------------------
    BY MAIL (REGISTERED              BY HAND:                BY OVERNIGHT
     OR CERTIFIED MAIL                                        DELIVERY:
       RECOMMENDED):

    JPMorgan Chase Bank         JPMorgan Chase Bank        JPMorgan Chase Bank
      55 Water Street             55 Water Street            55 Water Street
 Room 234, North Building    Room 234, North Building   Room 234, North Building
 New York, New York 10041    New York, New York 10041   New York, New York 10041
  Attention: Victor Matis     Attention: Victor Matis    Attention: Victor Matis
--------------------------------------------------------------------------------


     By Facsimile Transmission (Eligible Institutions Only): (212) 638-7875

                 Confirm Facsimile by Telephone: (212) 638-0459

     DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT ("LETTER OF TRANSMITTAL") TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     Questions regarding the exchange offers and consent solicitations or the completion of this Letter of Transmittal should be directed to Mackenzie Partners, Inc., the Information Agent, at the following telephone number, toll-free: ___________

     Markel Corporation, a Virginia corporation ("Markel"), is offering, upon the terms and subject to the conditions set forth in the Prospectus and Consent Solicitation Statement (the "Prospectus") and this Letter of Transmittal:

          $1,000 principal amount of Markel's Notes due August 15, 2007 (the "Markel 7.2% Notes") in exchange for each $1,000 principal amount of outstanding 7.2% Notes due August 15, 2007 of Terra Nova (the "Terra Nova 7.2% Notes") properly tendered and accepted;

          $1,000 principal amount of Markel's 7.0% Notes due May 15, 2008 (the "Markel 7.0% Notes") in exchange for each $1,000 principal amount of outstanding 7.0% Notes due May 15, 2008 of Terra Nova (the "Terra Nova" 7.0% Notes") properly tendered and accepted.

     The Terra Nova 7.2% Notes and 7.0% Notes are collectively referred to as the "Terra Nova Notes." The Markel 7.2% Notes, and the Markel 7.0% Notes are collectively referred to as the "Markel Notes." The exchange offers with respect to the above series of Terra Nova Notes are collectively referred to as the "Exchange Offers."

     This Letter of Transmittal is to be used to accept one or more of the Exchange Offers if the applicable Terra Nova Notes are to be tendered by effecting a book-entry transfer into the Exchange Agent's account at DTC and instructions are not being transmitted through DTC's Automated Tender Offer Program ("ATOP"). Unless you intend to tender Terra Nova Notes through ATOP you should complete, execute and deliver this Letter of Transmittal to indicate the action you desire to take with respect to the Exchange Offers.

     Holders of Terra Nova Notes tendering Terra Nova Notes by book-entry transfer to the Exchange Agent's account at DTC may execute the tender through ATOP, and in that case need not complete, execute and deliver this Letter of Transmittal. DTC participants accepting the applicable Exchange Offer may transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an "agent's message" (as described in the Prospectus) to the Exchange Agent for its acceptance. Delivery of the agent's message by DTC will satisfy the terms of the Exchange Offers as to execution and delivery of a Letter of Transmittal by the DTC participant identified in the agent's message.

     Holders tendering Terra Nova Notes pursuant to the Exchange Offers will thereby consent to certain proposed amendments to the indentures under which Terra Nova issued such Terra Nova Notes, as described in the Prospectus. The completion, execution and delivery of this Letter of Transmittal (or the delivery by DTC of an agent's message in lieu thereof) constitutes the delivery of a consent with respect to the Terra Nova Notes tendered.

     Subject to the terms and conditions of the Exchange Offers and the consent solicitation and applicable law, Markel will deposit with the Exchange Agent;

     -    Markel Notes of the applicable series (in book-entry form), and
     - Cash representing the consent payment, if any, as described in the Prospectus.

     This will occur on the third business day following the expiration date of the Exchange Offer or as soon as practicable thereafter (the "Exchange Date").

     The Exchange Agent will act as agent for the tendering holders for the purpose of receiving payments and the Markel Notes from Markel and then delivering payments and Markel Notes (in book-entry form) to or at the direction of those holders. The Exchange Agent will make this delivery on the same day Markel deposits the Markel Notes and causes Terra Nova to deposit the payment for the Terra Nova Notes accepted for exchange, or as soon thereafter practicable.

TENDER OF TERRA NOVA NOTES

     To effect a valid tender of Terra Nova Notes through the completion, execution and delivery of this Letter of Transmittal, the undersigned must complete the table entitled "Description of Terra Nova Notes Tendered and in Request of which a Consent is Given" below and sign this Letter of Transmittal where indicated.

     The Markel Notes will be delivered only in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned's custodian as specified in the table below, and the appropriate consent payment, if any, will be made by check to the undersigned (unless specified otherwise in the "Special Issuance and Payment Instructions" or as soon as practicable thereafter. Failure to provide the information necessary to effect delivery of Markel Notes will render a tender defective and Markel will have the right, which it may waive, to reject such tender.

                  DESCRIPTION OF TERRA NOVA NOTES TENDERED AND
                      IN RESPECT OF WHICH CONSENT IS GIVEN

                                                     -------------------------------------------------
                                                                       Terra Nova Note(s)
------------------------------------------------------------------------------------------------------
                                                                    Aggregate Principal
Name of DTC Participant's Account                                          Amount           Principal
Number in which Terra Nova Notes are                  Title of         Represented by         Amount
Held                                                   Series         Terra Nova Notes      Tendered*
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

_______________________
* The principal amount of each series of the Terra Nova Notes tendered hereby must be in a denomination of $1,000 or any integral multiple thereof. See instruction 3.

Ladies and Gentlemen:

     The undersigned hereby (a) tenders to Markel Corporation, upon the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal (collectively, the "Terms and Conditions"), receipt of which is hereby acknowledged, the principal amount or amounts of each series of Terra Nova Notes indicated in the table above entitled "Description of Terra Nova Notes Rendered and in Respect of which Consent is Given" (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the series of Terra Nova Notes indicated in such table) and (b) consents, with respect to such principal amount or amounts of each such series of Terra Nova Notes, to the proposed amendments described in the Prospectus to the relevant indenture under which such Terra Nova Notes were issued and to the execution of a supplemental indenture (each, a "Supplemental Indenture") effecting such amendment.

     The undersigned understands that the tender and consent made hereby will remain in full force and effect unless and until such tender and consent are revoked in accordance with the procedures set forth in the Prospectus. The undersigned understands that after the Consent Payment Deadline, the consent may not be revoked.

     If the undersigned is not the registered holder of the Terra Nova Notes indicated in the table above entitled "Description of Terra Nova Notes Tendered and in Respect of which Consent is Given" or such holder's legal representative or attorney-in-fact (or, in the case of Terra Nova Notes held through DTC, the DTC participant for whose account such Terra Nova Notes are held), then the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned's legal representative or attorney-in-fact) to deliver a consent in respect of such Terra Nova Notes on behalf of the holder thereof, and such proxy is being delivered with this Letter of Transmittal.

     The undersigned understands that Markel's obligation to complete the Exchange Offer or to make consent payments relating to that Exchange Offer is conditioned on, among other things, the receipt (and no withdrawal) of consents to the amendments to the indentures with respect to the Terra Nova Notes from the holders of a majority in principal amount of each of the two series of Terra Nova notes (the "Consent Condition"), although Markel is free to waive this or any other condition with respect to any or all of the Exchange Offers.

     The undersigned understands that, upon the terms and subject to the conditions of the Exchange Offers, Terra Nova Notes of any series properly tendered and accepted and not withdrawn will be exchanged for Markel Notes of the corresponding series. The undersigned understands that, under certain circumstances, Markel may not be required to accept any of the Terra Nova Notes tendered (including any such Terra Nova Notes tendered after the expiration date). If any Terra Nova Notes are not accepted for exchange for any reason or if Terra Nova Notes are withdrawn, such unexchanged or withdrawn Terra Nova Notes will be returned without expense to the undersigned's account at DTC or such other account as designated herein pursuant to the book-entry transfer procedures described in the Prospectus as promptly as practicable after the expiration or termination of the applicable Exchange Offer.

     Subject to, and effective upon, acceptance for exchange of, and payment for, the principal amount of each series of Terra Nova Notes tendered hereby upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby

          (1) sells, assigns and transfers to or upon the order of Markel, all right title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, such Terra Nova Notes,

          (2) waives any and all rights with respect to such Terra Nova Notes (including any existing or past defaults and their consequences in respect of such Terra Nova Notes), and

          (3) releases and discharges Markel, Terra Nova, Terra Nova (Bermuda) Holdings Ltd. and the trustee under the indentures related to the Terra Nova Notes (the "Terra Nova trustee"), from any and all claims the undersigned may have now or in the future, arising out of or related to such Terra Nova Notes, including any claims that the undersigned is entitled to receive additional principal or interest payments with respect to such Terra Nova Notes (other than as expressly provided in the Prospectus and in this Letter of Transmittal) or to participate in any redemption or defeasance of such Terra Nova Notes.

     The undersigned understands that tenders of Terra Nova Notes pursuant to any of the procedures described in the Prospectus and in the instructions in this Letter of Transmittal, if and when accepted by Markel, will constitute a binding agreement between the undersigned and Markel upon the Terms and Conditions.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Terra Nova Notes tendered hereby (with full knowledge that the Exchange Agent also acts as the agent of Markel) with full powers of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to

          (1) transfer ownership of such Terra Nova Notes on the account books maintained by DTC together with all accompanying evidences of transfer and authenticity to or upon the order of Markel,

          (2) present such Terra Nova Notes for transfer of ownership on the books of Terra Nova,

          (3) deliver to Markel and the Terra Nova trustee this Letter of Transmittal as evidence of the undersigned's consent to the proposed amendments and as certification that the Consent Condition has been satisfied, and

          (4) receive all benefits and otherwise exercise all rights of beneficial ownership of such Terra Nova Notes,

all in accordance with the terms of the Exchange Offers, as described in the Prospectus.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

     The undersigned hereby represents and warrants that:

          (1) The undersigned (i) has full power and authority to tender the Terra Nova Notes tendered hereby and to sell, assign and transfer all right, title and interest in and to such Terra Nova Notes and (ii) either has full power and authority to consent to the proposed amendments to the indenture or indentures relating to such Terra Nova Notes or is delivering a duly executed consent (which is included in this Letter of Transmittal) from a person or entity having such power and authority,

          (2) The Terra Nova Notes being tendered hereby were owned as of the date of tender, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and upon acceptance of such Terra Nova Notes by Markel, Markel will acquire good, indefeasible and unencumbered title to such Terra Nova Notes, free and clear of all liens, charges, claims, encumbrance, interests and restrictions of any kind, when the same are accepted by Markel, and

          (3) The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Markel to be necessary or desirable to complete the sale assignment and transfer of the Terra Nova Notes tendered hereby, to perfect the undersigned's consent to the proposed amendments or to complete the execution of the Supplemental Indentures.

     The undersigned understands that tenders of Terra Nova Notes may be withdrawn at any time prior to the Consent Payment Deadline. A valid withdrawal of tendered Terra Nova Notes prior to the Consent Payment Deadline will constitute the concurrent valid revocation of such holder's related consent. For a holder to revoke a consent a holder must withdraw the related tendered Terra Nova Notes prior to the Consent Payment Deadline. A tender of Terra Nova Notes may not be withdrawn at any time after the Consent Payment Deadline unless the Exchange Offer is extended with changes in the terms thereof that are materially adverse to the tendering holder, in which case tenders of Terra Nova Notes may be withdrawn under the conditions described in the extension. A notice of withdrawal will be effective only if delivered to the Exchange Agent in accordance with the specific procedures set forth in the Prospectus.

     If any of the Exchange Offers is amended in a manner determined by Markel to constitute a material change, Markel will promptly disclose such amendment to the holders of the applicable series of Terra Nova Notes, and Markel will extend such Exchange Offer to a date five to ten business days after disclosing the amendment, depending on the significance of the amendment and the manner of disclosure to the holders if such Exchange Offer would otherwise have expired during such five to ten business day period.

     Unless otherwise indicated under "Special Issuance and Payment Instructions," Markel will issue the check for any applicable consent payment for any Terra Nova Notes accepted for exchange in the name of the undersigned or the undersigned's custodian as specified in the table entitled "Description of Terra Nova Notes Tendered and in Respect of which Consent is Given," and credit the DTC account specified therein for any book-entry transfers of Terra Nova Notes not accepted for exchange.

     Unless otherwise indicated under "Special Delivery Instructions," please mail the check for any applicable consent payment for any Terra Nova Notes accepted for exchange to the undersigned at the address shown below the undersigned's signature(s).

     The undersigned recognizes that Markel has no obligations under the "Special Issuance and Payment Instructions" or the "Special Delivery Instructions" provisions of this Letter of Transmittal to effect the transfer of any Terra Nova Notes from the holder(s) thereof if Markel does not accept for exchange any of the principal amount of the Terra Nova Notes tendered pursuant to this Letter of Transmittal.

--------------------------------------------------------------------------------

                    SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS

                           (See Instructions 2 and 5.)

To be completed ONLY if Terra Nova Notes in the principal amount not accepted for exchange are to be returned in the name of, or the check for the applicable consent payment, if any, is to be sent to, someone other than the person or persons whose signature(s)) appear(s) within this Letter of Transmittal.

Please issue (indicate one or both):

        Terra Nova Notes not accepted for exchange,

[_]
        the check for the applicable consent payment, if any, to

[_]




Name of DTC Participant:______________________________________





DTC Participant Account Number:_______________________________





Contact at DTC Participant:___________________________________


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS -

                      (See Instructions 1, 3, 4, 5 and 6.)

To be completed ONLY if the check for the applicable consent payment is to be sent to someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown below such signatures:

Please send the check to:




Name of Consenting Holder: _______________________________



Address for Delivery

of Consent Payment:        _______________________________

                           _______________________________

                           _______________________________



Telephone No. of

Tendering Holder:          _______________________________



Taxpayer ID No.:           _______________________________



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                    SIGN HERE

         (TO BE COMPLETED BY ALL TENDERING HOLDERS OF TERRA NOVA NOTES)

     By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders, and consents to the proposed amendments to the applicable indenture or indentures (and to the execution of the Supplemental Indenture or Supplemental Indentures effecting such amendments) with respect to, the principal amount of each series of Terra Nova Notes listed in the table above entitled "Description of Terra Nova Notes Tendered and in respect of which Consent is given."

_____________________________________________________________   ________________
Signature of Registered Holder(s) or Authorized Signatory             Date
           (See guarantee requirement below.)

_____________________________________________________________   ________________
Signature of Registered Holder(s) or Authorized Signatory             Date
           (See guarantee requirement below.)

_____________________________________________________________   ________________
Signature of Registered Holder(s) or Authorized Signatory             Date
           (See guarantee requirement below.)

Area Code and Telephone Number: ______________________


     If a holder of any Terra Nova Notes is tendering any Terra Nova Notes, this Letter of Transmittal must be signed by the Registered Holders exactly as the name appears on a securities position listing of DTC or by any persons authorized to become the Registered Holders by endorsements and documents transmitted herewith. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please so indicate at the line entitled "Capacity (full title)" and submit evidence satisfactory to the Exchange Agent and Markel of such person's authority to so act. See Instruction 4.

Name(s):
________________________________________________________________________________

________________________________________________________________________________
                             (Please Type or Print)

Capacity (full title):

________________________________________________________________________________




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Address:
________________________________________________________________________________
                              (Including Zip Code)




                          MEDALLION SIGNATURE GUARANTEE

                       (If required - See Instruction 4.)

Signature(s) Guaranteed by an Eligible Institution:

________________________________________________________________________________
                             (Authorized Signature)

________________________________________________________________________________
                                     (Title)

________________________________________________________________________________
                                 (Name of Firm)

________________________________________________________________________________
                                     (Title)

________________________________________________________________________________
                                    (Address)

Dated:______________, 2002

--------------------------------------------------------------------------------

                    Part 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT
SUBSTITUTE          RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.
                                                                                           ______________________________
Form W-9                                                                                      Social Security Number(s)

                                                                                                          OR

                                                                                              __________________________
                                                                                                Employer Identification
                                                                                                       Number(s)
                    ----------------------------------------------------------------------------------------------------------------
Department of the   Part 2--                                                       Part 3--
Treasury Internal   Certification -- Under Penalties of Perjury, I certify that:   Awaiting TIN   [_]
Revenue Service     (1)  The number shown on this form is my correct taxpayer
                    identification number (or I am waiting for a number to be
                    issued for me), and
                    (2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been
                    notified by the Internal Revenue Service (IRS) that I am
                    subject to backup withholding as a result of a failure to
                    report all interest or dividends, or (c) the IRS has
                    notified me that I am no longer subject to backup
                    withholding.
                    (3)  I am a U.S. person (including a U.S. resident alien).

                    ----------------------------------------------------------------------------------------------------------------
Payer's Request for Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you
Taxpayer            are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
Identification
Number ("TIN") and  Name ______________________________
Certifications
                    Check appropriate box: [_]Individual/   [_]Corporation  [_]Partnership  [_]Other  [_]Exempt From
                                              Sole Proprietor                                         Backup Withholding

                    Address____________________________
                             (Number and Street)

                           ____________________________
                           (City)  (State)  (Zip Code)

                    SIGNATURE_______________________________                              DATE____________________


------------------------------------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 30% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO AN OFFER TO EXCHANGE AND SOLICITATION OF CONSENT. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

     ---------------------------------------------------------------------
            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

          I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the IRS as backup withholding.

        SIGNATURE____________________________________DATE___________________


     ---------------------------------------------------------------------------

                   INSTRUCTIONS FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFERS

     1. Delivery of Letter of Transmittal. This Letter of Transmittal is to be completed by tendering holders of Terra Nova Notes if tender of such Terra Nova Notes is to be made by book-entry transfer to the Exchange Agent's account at DTC and instructions are not being transmitted through ATOP. Holders who tender their Terra Nova Notes through DTC's ATOP procedures shall be bound by, but need not complete, this Letter of Transmittal; thus, a Letter of Transmittal need not accompany tenders effected through ATOP.

     A confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Terra Nova Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) or properly transmitted agent's message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the expiration date of the applicable Exchange Offers.

     Any financial institution that is a participant in DTC may electronically transmit its acceptance of the Exchange Offer by causing DTC to transfer Terra Nova Notes to the Exchange Agent in accordance with DTC's ATOP procedures for such transfer on or prior to the Expiration Date. The Exchange Agent will make available its general participant account at DTC for the Terra Nova Notes for purposes of the Exchange Offers.

     Delivery of a Letter of Transmittal to DTC will not constitute valid delivery to the Exchange Agent. No Letter of Transmittal should be sent to Markel, Terra Nova, DTC or the Dealer Manager.

     The method of delivery of this Letter of Transmittal and all other required documents, including delivery through DTC and any acceptance or agent's message delivered through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested and properly insured is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand-delivery service. In all cases, sufficient time should be allowed to ensure timely delivery.

     Neither Markel nor the Exchange Agent is under any obligation to notify any tendering holder of Terra Nova Notes of Markel's acceptance of tendered Terra Nova Notes prior to the expiration of the Exchange Offers.

     2. Delivery of the Markel Notes. Markel Notes will be delivered only
(i) in book-entry form through DTC and only to the DTC account of the tendering holder or the tendering holder's custodian. Accordingly, the appropriate DTC participant name and number (along with any other required account information) needed to permit such delivery must be provided in the table hereof entitled "Description of the Terra Nova Notes Tendered and in respect of which Consent is Given." Failure to do so will render a tender of Terra Nova Notes defective, and Markel will have the right, which it may waive, to reject such tender without notice. Holders who anticipate tendering by a method other than through DTC (other than accredited investors that will receive Exchange Notes in certificated form) are urged to promptly contact a bank, broker or other intermediary (that has the facility to hold securities custodially through DTC) to arrange for receipt of any Markel Notes delivered pursuant to the Exchange Offers and to obtain the information necessary to complete the table.

     3. Amount of Tenders. Tenders of Terra Nova Notes will be accepted only in denominations of U.S.$1,000 and integral multiples thereof. Book-entry transfers to the Exchange Agent should be made in the exact principal amount of Terra Nova Notes tendered in respect of which a consent is given.

     4. Signatures on Letter of Transmittal; Instruments of Transfer; Guarantee of Signatures. For purposes of this Letter of Transmittal, the term "Registered Holder" means an owner of record as well as any DTC participant that
 -----------------
has Terra Nova Notes credited to its DTC account. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program (each, a "Medallion Signature Guarantor"). Signatures on the Letter of Transmittal need
   -----------------------------
not be guaranteed if:

  . the Letter of Transmittal is signed by a participant in DTC whose name appears on a security position listing as the owner of the Terra Nova Notes and the holder has not completed either of the boxes entitled "Special Issuance and Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal; or

  . the Terra Nova Notes are tendered for the account of an "Eligible Institution."

  An "Eligible Institution" is one of the following firms or other entities identified in Rule 17Ad-15 under the Securities Exchange Act of 1934 (as such terms are defined in Rule 17Ad-15):

     (a)  a bank;

     (b) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker;

     (c)  a credit union;

     (d) a national securities exchange, registered securities association or clearing agency; or

     (e) a savings institution that is a participant in a Securities Transfer Association recognized program.

     If any of the Terra Nova Notes tendered are held by two or more Registered Holders, all of the Registered Holders must sign the Letter of Transmittal.

     Markel will not accept any alternative, conditional, irregular or contingent tenders. By executing the Letter of Transmittal (or facsimile thereof) or directing DTC to transmit an agent's message, you waive any right to receive any notice of the acceptance of your Terra Nova Notes for exchange.

     If this Letter of Transmittal or instruments of transfer are signed by trustees, executors, administrators, guardians or attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by Markel, evidence satisfactory to Markel of their authority to so act must be submitted with this Letter of Transmittal.

     Beneficial Owners whose tendered Terra Nova Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender such Terra Nova Notes.

     5. Special Issuance and Delivery Instructions. If a check is to be issued with respect to the consent payment, if any, on the Terra Nova Notes tendered hereby to a person or to an address other than as indicated in the table entitled "Description of the Terra Nova Notes Tendered and in Respect of which Consent is Given," the signer of this Letter of Transmittal should complete the "Special Issuance and Payment Instructions" and/or "Special Delivery Instructions" boxes on this Letter of Transmittal. All Terra Nova Notes tendered by book-entry transfer and not accepted for exchange will otherwise be returned by crediting the account at DTC designated above for which Terra Nova Notes were delivered.

     6. Transfer Taxes. Except as set forth in this Instruction 7, Markel will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Terra Nova Notes to it, or to its order, pursuant to the Exchange Offers. If payment is to be made to, or if Terra Nova Notes not tendered or not purchased are to be registered in the name of, any persons other than the Registered Holder, or if tendered Terra Nova Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the Registered Holder or such other person) payable on account of the transfer to such other person will be deducted unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     7. U.S. Federal Backup Withholding, Tax Identification Number. U.S. federal income tax law requires that the holder(s) of any Terra Nova Notes that are accepted for exchange (or other payee) provide the Exchange Agent (as payer) with the holder's correct taxpayer identification number ("TIN") or otherwise establish a basis for an exemption from backup withholding. In the case of a holder who is an individual (other than a resident alien) the TIN is his or her social security number. For holders other than individuals, such holders' TINs are their employer identification numbers. Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements but must establish that they are so exempt. Each holder should consult with a tax advisor regarding obtaining such exemption.

     If the Exchange Agent is not provided with either (1) a completed Substitute Form W-9 indicating a correct TIN or an adequate basis for an exemption or (2) a completed IRS Form W-8BEN (Certificate of Foreign Status), the holder (or other payee) may be subject to backup withholding (currently at the rate of 30%) on consent payments. The holder may also be subject to a penalty of $50 imposed by the Internal Revenue Service. A Substitute Form W-9 is provided below. An IRS Form W8-BEN may be obtained from the Exchange Agent. Backup withholding is not an additional federal income tax. Rather, the amount of tax withheld will be credited against the federal income tax liability of the persons subject to backup withholding. If backup withholding results in overpayment of taxes, a refund may be obtained from the IRS.

     To prevent backup withholding, each holder of tendered Terra Nova Notes must either (1) provide a completed Substitute Form W-9 and indicate (a) a correct TIN or (b) an adequate basis for an exemption or (2) provide a completed IRS Form W-8BEN.

     Each of Markel and Terra Nova reserves the right in its sole discretion to take all necessary or appropriate measures to comply with its respective obligations regarding backup withholding.

     8. Validity of Tenders. All questions concerning the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Terra Nova Notes will be determined by Markel in its sole discretion, which determination will be final and binding. Markel reserves the absolute right to reject any and all tenders of Terra Nova Notes not in proper form or any Terra Nova Notes the acceptance for exchange of which may, in the opinion of its counsel, be unlawful. Markel also reserves the absolute right to waive any defect or irregularity in tenders of Terra Nova Notes, whether or not similar defects or irregularities are waived in the case of other tendered securities. The interpretation of the Terms and Conditions by Markel shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Terra Nova Notes must be cured within such time as Markel shall determine. None of Markel, the Information Agent, the Exchange Agent, the Dealer Manager or any other person will be under any duty to give notification of defects or irregularities with respect to tenders of Terra Nova Notes, nor shall any of them incur any liability for failure to give such notification.

     Tenders of Terra Nova Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Terra Nova Notes received by the Exchange Agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the holders of Terra Nova Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the expiration date of the applicable Exchange Offer or the withdrawal or termination of such Exchange Offer.

     9. Waiver of Conditions. Markel reserves the absolute right to amend or waive any of the conditions in any or all of the Exchange Offers and consent solicitations concerning any Terra Nova Notes at any time.

     10. Withdrawal. Tenders may be withdrawn only pursuant to the procedures and subject to the terms set forth in the Prospectus under the caption "The Exchange Offers-Withdrawal of Tenders and Revocation of Corresponding Consents."

     11. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Information Agent at the address and telephone number indicated herein.

                           Important Tax Information

     Under U.S. federal income tax law, a holder who delivers a consent is required to (1) provide the Exchange Agent (as payer) with such holder's correct TIN or Substitute Form W-9 (a copy of which, along with instructions, is enclosed) and certify that the TIN provided on the Substitute Form W-9 is correct (or that such holder is awaiting a TIN) or otherwise establish a basis for exemption from backup withholding, or (2) provide the Exchange Agent with a completed IRS Form W-8BEN to certify foreign status. If such holder is an individual the TIN is his or her social security number. If a holder is a resident alien that is not eligible to obtain a social security number, the holder must provide the payer with an IRS individual taxpayer identification number (ITIN). If the Exchange Agent is not provided with the correct TIN, an adequate basis for exemption or an IRS Form W-8BEN (as described below), consent payments may be subject to backup withholdings and a $50 penalty may be imposed by the Internal Revenue Service.

     Certain holders (including, among others, certain foreign persons) are not subject to backup withholding and reporting requirements. Exempt holders (other than certain foreign persons) should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8BEN, signed under penalties of perjury, attesting to that holder's exempt status. An IRS Form W-8BEN may be obtained from the exchange Agent.

     If backup withholding applies, the Exchange Agent is required to withhold a portion (currently 30%) of the consent payments for any Terra Nova notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     If the holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the holder should indicate this as described in the instructions to Substitute Form W-9. Notwithstanding that this may be the case, the Exchange Agent will withhold 30% of the consent payments prior to the time a properly certified TIN is provided to the Exchange Agent.

     The holder is required to give the Exchange Agent the correct TIN (e.g. Social Security Number or Employer Identification Number) of the record owner of the Terra Nova Notes. If the Terra Nova Notes are registered in more than one name or are not registered in the name of the actual owner consult the section entitled "Guidelines for Determining the Proper Identification Number to Give the Payer" in the instructions to Substitute Form W-9 for guidance on which number to report.

     HOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE APPLICABILITY OF BACKUP WITHHOLDING REQUIREMENTS AND EXEMPTIONS THEREFROM. ADDITIONAL FORMS AND INSTRUCTIONS CAN BE OBTAINED FROM THE INTERNAL REVENUE SERVICE.

     In order to tender, a holder of Terra Nova Notes should send or deliver a properly completed and signed Letter of Transmittal and any other required documents to the Exchange Agent at its address set forth below or tender pursuant to DTC's Automated Tender Offer Program.

                  The Exchange Agent for the Exchange Offer is:

                               JPMorgan Chase Bank

             By Mail:                         By Hand:                    By Overnight Mail
                                                                              or Courier:
-------------------------------------------------------------------------------------------------
JPMorgan Chase Bank                    JPMorgan Chase Bank              JPMorgan Chase Bank
-------------------------------------------------------------------------------------------------
        55 Water Street                 55 Water Street                  55 Water Street
    Room 234, North Building        Room 234, North Building         Room 234, North Building
    New York, New York 10041        New York, New York 10041         New York, New York 10041
    Attention: Victor Matis         Attention: Victor Matis          Attention: Victor Matis
-------------------------------------------------------------------------------------------------

          By Facsimile (for Eligible Institutions only): (212) 638-7375


               Confirm Facsimile by Telephone ONLY: (212) 638-0459

     Any questions or requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal, or related documents may be directed to the Information Agent at its telephone numbers set forth below. A holder of Terra Nova Notes may also contact the Dealer Manager at the telephone number set forth below or such holder's custodian bank, depositary, broker, trust company or other nominee for assistance concerning the Exchange Offer.

                The Information Agent for the Exchange Offer is:

                            Mackenzie Partners, Inc.

                              U.S. Toll-Free: (800)
                    Banks, Brokers and From Outside the U.S.:

             The exclusive Dealer Manager for the Exchange Offer is:

                                    JP Morgan
                           270 Park Avenue, 8th Floor
                               New York, NY 10017
                         U.S. Toll-Free: (866) 834-4666
                      From Outside the U.S.: (212) 834-4388

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER OF SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. - Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

----------------------------------------------------------------------------------------------
                                                       GIVE THE SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:                              NUMBER OF --
----------------------------------------------------------------------------------------------
1.  An individual's account                            The individual

2.  Two or more individuals (joint account)            The actual owner of the account or, if
                                                       combined funds, the first individual on
                                                       the account(1)

3.  Custodian account of a minor                       The minor(2)
    (Uniform Gift to Minors Act)

4.  a. The usual revocable savings trust               The grantor-trustee(1)
    account (grantor is also trustee)

    b. So-called trust account that is  not a          The actual owner(1)
    legal or valid trust under State law

5.  Sole proprietorship account                        The owner(3)

----------------------------------------------------------------------------------------------
                                                       GIVE THE EMPLOYER IDENTIFICATION
FOR THIS TYPE OF ACCOUNT                               NUMBER FOR --
----------------------------------------------------------------------------------------------

6.  Sole proprietorship                                The owner(s)

7.  A valid trust, estate or pension  trust            The legal entity(4)

8.  Corporate account                                  The corporation

9.  Association, club, religious, charitable,          The organization
    educational, or other tax-exempt organization

10. Partnership account                                The partnership

11. A broker or registered nominee                     The broker or nominee

12. Account with the Department of                     The public entity
    Agriculture in the name of a public entity (such
    as a State or local government, school district
    or prison) that receives agricultural program
    payments

------------------------------------------------------------------------------------------


(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER OF SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER

If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS's Internet Web Site at WWW.IRS.GOV.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on all dividend and interest payments and on broker transactions include the following:

  - A corporation.
  - A financial institution.
  - An organization exempt from tax under section 501(a), or any individual retirement plan, or a custodial account under Section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).
  - The United States or any agency or instrumentality thereof.
  - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  - An international organization or any agency, or instrumentality thereof.
  - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
  - A real estate investment trust.
  - A common trust fund operated by a bank under section 584(a).
  - An entity registered at all times during the tax year under the Investment Company Act of 1940.
  - A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
  - Payments to nonresident aliens subject to withholding under section 1441.
  - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.
  - Payments of patronage dividends where the amount received is not paid in money.
  - Payments made by certain foreign organizations.
  - Section 404(k) distributions made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:
  - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
  - Payments of tax-exempt interest (including the exempt-interest dividends under section 852)
  - Payments described in section 6049(b)(5) to nonresident aliens.
  - Payments on tax-free covenant bonds under section 1451.
  - Payments made by certain foreign organizations.
  - Mortgage or student loan interest paid to you.

Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding. Complete the Substitute Form W-9 as follows:

ENTER YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ACROSS THE FACE OF THE FORM, SIGN, DATE, AND RETURN THE FORM TO THE PAYER.

  Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N of the Internal Revenue Code and the regulations thereunder.

PRIVACY ACT NOTICE.--Section 6109 of the Internal Revenue Code requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of

Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500. (3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) MISUSE OF TAXPAYER IDENTIFICATION NUMBERS.--If the payer discloses or uses taxpayer identification numbers in violation of Federal law, the payer may be subject to civil and criminal penalties.

          FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
          CONSULTANT OR THE INTERNAL REVENUE SERVICE.

------------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                 Part  1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND
Form W-9                   CERTIFY BY SIGNING AND DATING BELOW.                         -------------------------------
                                                                                           Social Security Number(s)

                                                                                                      OR

                                                                                        -------------------------------
                                                                                            Employer Identification
                                                                                                   Number(s)

                           ---------------------------------------------------------------------------------------------------------
Department of the          Part 2--                                                     Part 3--
Treasury Internal          Certification -- Under Penalties of Perjury, I certify       Awaiting TIN   [  ]
Revenue Service            that:

                           (1) The number shown on this form is my correct taxpayer
                           identification number (or I am waiting for a number to be
                           issued for me), and

                           (2) I am not subject to backup withholding because: (a) I
                           am exempt from backup withholding, or (b) I have not been
                           notified by the Internal Revenue Service (IRS) that I am
                           subject to backup withholding as a result of a failure to
                           report all interest or dividends, or (c) the IRS has
                           notified me that I am no longer subject to backup
                           withholding.

                           (3) I am a U.S. person (including a U.S. resident alien).

                           ---------------------------------------------------------------------------------------------------------
Payer's Request for        Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that
Taxpayer Identification    you are currently subject to backup withholding because of underreporting interest or dividends on your
Number ("TIN") and         tax return.
Certifications
                           Name ------------------------------------------
                           Check appropriate box: [ ] Individual/  [ ] Corporation  [ ] Partnership  [ ] Other  [ ] Exempt From
                                                      Sole Proprietor                                           Backup Withholding


                           Address
                                   ---------------------------------------
                                             (Number and Street)

                                   ---------------------------------------
                                    (City)          (State)     (Zip Code)

                           SIGNATURE                                                     DATE
                                     -------------------------------------                    --------------------
------------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP
WITHHOLDING OF 30% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO AN OFFER TO EXCHANGE AND SOLICITATION OF CONSENT. PLEASE REVIEW
THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

                         --------------------------------------------------------------------------------
                                     CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

                                  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
                         Internal Revenue Service Center or Social Security Administration office or (2)
                         I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30%
                         of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the IRS as backup withholding.

                            SIGNATURE ____________________________________ DATE _______________________

                         --------------------------------------------------------------------------------